EXHIBIT 99.11
                         CONSENT OF INDEPENDENT AUDITORS





The Trustees and Shareholders
Keystone Institutional Trust

         We consent to the use of our report dated March 31, 1997 incorporated by reference herein and to the reference to our firm under the caption "Financial Highlights" in the prospectus.





                                                     /s/ KPMG Peat Marwick LLP
                                                         KPMG Peat Marwick LLP

Boston, Massachusetts
June 24, 1997